EXHIBIT 99.1

                               PURCHASE AGREEMENT

This Purchase Agreement (the "Agreement") is entered into as of April 30, 2001 (the "Effective Date") by and between whatZnew.com, a California corporation located at 7428 Redwood Blvd., Suite 101, Novato, California 94945 ("whatZnew"), and eMarketplace, Inc., a Delaware corporation located at 255 West Julian Street, Suite 100, San Jose, California 95110 ("Seller").

                                     RECITAL

         A. Seller desires to sell and whatZnew desires to purchase one hundred percent (100%) of TechStore and Office Express stock.

         B. Seller and whatZnew desire to make certain representations and warranties, covenants and agreements in connection with the sale and purchase of the TechStore and Office Express stock.

                                    AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and conditions herein contained, it is agreed as follows:

                                    SECTION 1
                               PURCHASE OF ASSETS

         1.1 SALE OF ASSETS. On the terms and subject to the conditions of this Agreement, for the consideration set forth in Section 1.3, Seller will sell, convey, assign, transfer and deliver to whatZnew and whatZnew shall purchase and acquire from Seller, all of Seller's right, title and interest in and to the common and preferred stock of TechStore and Office Express, representing assets as listed in Exhibit A (the "Assets"). All Material Contracts (as defined in Exhibit C) must consent to assignment to whatZnew in writing prior to the Effective Date and shall be free and clear of any and all claims, liabilities, liens and encumbrances (except as set forth in Exhibit B.

         1.2 ASSUMPTION OF LIABILITIES. Effective as of the Closing Date, or upon valid assignment, where assignment to transfer is required (the "Assignment Date"), whatZnew shall assume all obligations and liabilities of TechStore and Office Express as defined in Exhibit B and which accrue after the Assignment Date under the contracts described in Exhibit C being assigned to whatZnew (the "Material Contracts"). Seller shall remain expressly liable for all obligations and liabilities accruing of any kind not specified in Exhibit B for the periods prior to the Assignment Date. Except as expressly provided in this Section 1.2, whatZnew does not assume any obligations or liabilities of Seller of any nature whatsoever which were incurred or arise prior to the Assignment Date.

         1.3 CONSIDERATION. As full consideration for the purchase of the Assets, whatZnew will pay Seller thirty thousand dollars ($30,000.00 USD); 500,000 shares of whatZnew.com common stock, and one million two hundred thousand shares (1,200,000) of eMarketplace common stock.

         1.4 CLOSING AND CLOSING DATE. The closing of the transaction contemplated by this Agreement (the "Closing") will take place at the offices of eMarketplace, 255 West Julian Street, Suite 100, San Jose, California 95110, at 10:00 a.m. on April 30, 2001, or at such other time, date or place as mutually agreed upon by whatZnew and Seller (the "Closing Date").

         1.5 DELIVERIES TO SELLER. At the Closing, whatZnew will deliver or cause to be delivered to Seller the following items:

         a) A check for thirty thousand dollars ($30,000 USD).

         b) A Promissory Note in the amount of $35,800 issued in favor of Moore Stephens LLP. which shall be due and payable upon the earlier of i) August 15, 2001, or ii)in the event whatZnew raising gross proceeds of not less than $250,000 in connection with the issuance of its securities.

         c) Five hundred thousand (500,000) shares of whatZnew.com common stock.

         d) One million two hundred thousand shares (1,200,000) of eMarketplace common stock

         1.6 DELIVERIES TO WHATZNEW. At the Closing, Seller will deliver or cause to be delivered to whatZnew the following items:

         a) The Bill of Sale, Assignment and Assumption Agreement

         b) Certified resolutions of the Board of Directors of TechStore and Office Express authorizing the consummation of the transactions contemplated by this Agreement.

         c) Certified resolutions of the Board of Directors of eMarketplace authorizing the consummation of the transactions contemplated by this Agreement.

         d) Signed full release and waiver agreements from Bejan Amnifard and Derek Wall, employees of TechStore.

         e) Documentation to support the replacement of the loan of Moshen Amnifard to TechStore with a loan of identical amount and terms from Bejan Amnifard.

Such other documents and instruments reasonably requested to effect the transaction contemplated hereby.

                                    SECTION 2
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

Seller hereby represents and warrants to whatZnew that the statements contained in this SECTION 2 are true and correct as of the Effective Date.

         2.1 ORGANIZATION. Seller, TechStore and Office Express are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware.

         2.2 AUTHORIZATION. This Agreement and all of the documents and the agreements to which Seller is party that are referenced herein as exhibits or schedules ("Seller's Ancillary Documents") have been duly and validly executed and delivered by Seller and constitute valid and binding agreements of Seller, respectively, enforceable against them in accordance with their terms. Seller has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement and the Seller's Ancillary Documents.

         2.3 NO CONFLICTS. The execution and the delivery of this Agreement and Seller's Ancillary Documents by Seller does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not conflict with, result in a breach of, constitute a default (with or without notice or lapse of time, or both) under or violation of, or result in the creation of any lien, charge or encumbrance pursuant to any order, rule, law or regulation of any court or governmental authority, foreign or domestic, or any provision of any material agreement, instrument, understanding, order, judgment or decree to which Seller is a party or by which Seller or any of their respective properties or assets are bound or affected, nor will such actions give to any other person or entity any interests or rights of any kind, including rights of termination, acceleration or cancellation, in or with respect to the Assets.

         2.4 CONSENTS. Except for consents to assignment for certain Material Contracts as set forth in Exhibit C, no consent of any third party or any governmental authority is required to be obtained on the part of Seller to permit the consummation of the transactions contemplated by this Agreement or the Seller's Ancillary Documents.

         2.5 TITLE TO ASSETS. Except for those obligations and liabilities associated with the Material Contracts, Seller has good, valid and marketable title to the Assets free and clear of any and all claims, liabilities, liens, pledges, mortgages, restrictions and encumbrances of any kind ("Encumbrances"). At the Effective Date, Seller will sell, convey, assign, transfer and deliver to whatZnew good, valid and marketable title and all of Seller's right and interest in and to the Assets, free and clear of any Encumbrances, direct or indirect, whether accrued, absolute, contingent or otherwise (except for those obligations and liabilities associated with the Material Contracts which will be assigned, to the extent possible, as of the Assignment Date).

         2.6 LITIGATION. Except as set forth in schedule 2.6. There is no action, suit, proceeding or investigation in progress or pending before any court or governmental agency, against or relating to the Assets, nor to the knowledge of Seller, is there any threat thereof or any basis therefore. Seller is not a party to any decree, order or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any governmental authority) with respect to the Assets. There is no claim, action, proceeding or investigation pending or, to the knowledge of Seller, threatened against or by Seller, or which questions or challenges the validity of this Agreement or any action taken by Seller pursuant to this Agreement or in connection with the transactions contemplated hereby; and Seller does not know or have any reason to know of any valid basis for any such claim, action, proceeding or investigation.

         2.7 COMPLIANCE WITH LAWS. Seller has complied in all material respects with, are not in material violation of, and have not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the ownership or operation of the Assets.

         2.8 TAXES. There are no liens or similar encumbrances relating to or attributable to taxes or any other governmental charges, obligations or fees for taxes and any related penalties or interest on the Assets.

         2.9 ACCURACY OF MATERIAL FACTS; COPIES OF MATERIALS. No representation, warranty or covenant of Seller contained in this Agreement or the Seller's Ancillary Documents contains any untrue statement of a material fact or omits to state material facts necessary in order to make the statement contained therein not misleading. Seller have delivered true, complete and accurate copies of each contract, agreement, license, lease and similar document (or summaries of same) referred to in any Exhibit or Schedule hereunder or included in the Assets.

         2.10  PROPRIETARY RIGHTS.

         (a) Seller owns, or has adequate licenses under third parties to use, all domain names, trademarks, computer software, technical information, trade secrets and copyrights included in and necessary for the current use and operation of the Assets (the "Intellectual Property Rights").

         (b) Except as set forth in Exhibit A, there are no outstanding options, licenses or agreements of any kind with respect to the Intellectual Property Rights, nor is Seller bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

         (c) Seller has not received any communications alleging that Seller has violated or, by using the Assets, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or any proprietary rights of any other person or entity.

         2.11 CONTRACTS. The Material Contracts to which Seller is a party are valid, binding, in full force and effect, and enforceable by Seller in accordance with their respective terms. To the knowledge of Seller, no party to any such Material Contract intends to cancel, withdraw, modify, amend, or object to the assignment of such contract, agreement or arrangement. Seller has performed in all material aspects all obligations required to be performed by Seller, respectively, under any and all agreements to which the Assets are subject, and neither it nor, to the knowledge of Seller, any other party thereto is in default under any such agreement or obligation.

                                    SECTION 3
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

whatZnew hereby represents and warrants to Sellers as of the Effective Date as follows:

         3.1 ORGANIZATION. whatZnew is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

         3.2 AUTHORIZATION. This Agreement and the documents and the agreements which are referenced herein as Exhibits or Schedules and to which whatZnew is a party (the "whatZnew Ancillary Documents") have been duly and validly executed and delivered by whatZnew and constitute valid and binding agreements of whatZnew, enforceable against whatZnew in accordance with their terms. whatZnew has all requisite power and authority to execute and deliver this Agreement and the whatZnew Ancillary Documents and to enable it to carry out the transactions contemplated by this Agreement and the whatZnew Ancillary Documents.

         3.3 NO CONFLICTS. The execution and the delivery of this Agreement and the whatZnew Ancillary Documents by whatZnew do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not conflict with, result in a breach of, constitute a default (with or without notice or lapse of time, or both) under or violation of, or result in the creation of any lien, charge or encumbrance pursuant to any order, rule, law or regulation of any court or governmental authority, foreign or domestic, or any provision of any material agreement, instrument, understanding, order, judgment or decree to which whatZnew is a party or by which whatZnew or any of its properties or assets is bound or affected, nor will such actions give to any other person or entity any interests or rights of any kind.

         3.4 CONSENTS. No consent from any third party and no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by whatZnew in order to permit the execution, delivery or performance of this Agreement, or the consummation of the transactions contemplated by this Agreement.

         3.5 ACCURACY OF MATERIAL FACTS. No representation, warranty or covenant of whatZnew contained in this Agreement or the whatZnew Ancillary Documents contains any untrue statement of a material fact or omits to state material facts necessary in order to make the statement contained therein not misleading.

                                    SECTION 4
                                 INDEMNIFICATION

         4.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties, covenants and agreements of Seller contained in this Agreement or in any writing delivered to whatZnew pursuant to such sections, shall survive the Effective Date and terminate on the five year anniversary of the Closing Date. The representations, warranties, covenants and agreements of whatZnew contained in this Agreement or in any writing delivered to Seller pursuant to such sections, shall survive, the Effective Date and terminate on the five year anniversary of the Closing Date.

         4.2  INDEMNIFICATION BY SELLER.

         (a) GENERAL. Subject to the limitations of this Section 4.2, Seller shall indemnify and hold harmless whatZnew, its directors and officers, and each other person, if any, who controls whatZnew within the meaning of the Securities Act (" whatZnew Controlling Persons") in respect of any and all claims, losses, damages, liabilities, demands, assessments, judgments, costs and expenses, including, without limitation, settlement costs and any legal or other expenses for investigating, bringing or defending any actions or threatened actions reasonably incurred by whatZnew, any of its directors, officers or whatZnew Controlling Persons in connection with each and all of the following:


                  (i) any misrepresentation or breach of any warranty made by Seller in this Agreement or in any schedule, exhibit, certificate or other instrument contemplated by this Agreement;


                  (ii) the breach of any covenant, agreement or obligation of Seller contained in this Agreement or any other instrument contemplated by this Agreement.

         (b) LIMITATION. The indemnification provided in this Section 4.2 is the sole and exclusive post-Closing remedy of whatZnew and its whatZnew Controlling Persons with the following limitations:

                  (i) The maximum aggregate liability of Seller under this
                  Section 4.2 will be equal to the Cash Consideration plus any and all other consideration received by Seller under the Note.

                  (ii) Notwithstanding the above, in the event of fraud, conflict as provided in Section 2.3, or intentional misrepresentation by a party to this Agreement, this Section
                  4.2 will not limit, in any manner, any remedy at law or in equity to which a party is entitled against that party, or any representative thereof.

         4.3  INDEMNIFICATION BY WHATZNEW.

         (a) GENERAL. Subject to the limitations of this Section 4.3, whatZnew shall indemnify and hold harmless Seller, their respective directors and officers, and each other person, if any, who controls Seller within the meaning of the Securities Act ("Seller Controlling Persons") in respect of any and all claims, losses, damages, liabilities, demands, assessments, judgments, costs and expenses, including, without limitation, settlement costs and any legal or other expenses for investigating, bringing or defending any actions or threatened actions reasonably incurred by Seller, any of their directors, officers or Seller Controlling Persons in connection with each and all of the following:

                  (i) any misrepresentation or breach of any warranty made by whatZnew in this Agreement or in any schedule, exhibit, certificate or other instrument contemplated by this Agreement.

                  (ii) the breach of any covenant, agreement or obligation of whatZnew contained in this Agreement or any other instrument contemplated by this Agreement.

         (b) LIMITATION. The indemnification provided in this Section 4.3 is the sole and exclusive post-Closing remedy of Seller and their Seller Controlling Persons with the following limitations:


                  (i) The maximum aggregate liability of whatZnew under this
Section 4.3 will be the amount paid in Section 1.3.

         (c) INDEMNIFICATION THRESHOLD. whatZnew and Seller will not be entitled to receive payment for losses under this Section 4 unless and until the aggregate amount of all indemnifiable losses for the respective party exceeds $50,000, at which time the indemnified party may receive payment equal to the full amount of indemnifiable losses, up to the limits provided.

                                    SECTION 5
                                    COVENANTS

         5.1 COOPERATION. The parties will make commercially reasonable, diligent, expeditious and good faith efforts ("best efforts") to comply promptly with all legal requirements which may be imposed with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to the other party in connection with any such requirements imposed upon a party in connection with the consummation of the transactions contemplated by this Agreement. The parties will use their respective best efforts to obtain any consent, approval, order or authorization of, or any registration, declaration or filing with, any governmental entity, domestic or foreign, or other person, required to be obtained or made by a party in connection with the taking of any action contemplated by this Agreement. The failure to obtain a third party consent will not, without more, establish that the obligated party did not in fact utilize its best efforts in attempting to accomplish the objective.

         5.2 EMPLOYEES. From the date hereof through the Closing Date, whatZnew shall have the right, but not the obligation, to recruit and make offers of employment or consulting contracts to the current employees of TechStore/Office Express. Seller will use reasonable efforts to assist whatZnew in such effort.

         5.3 DOMAIN NAME ASSIGNMENT. Seller will complete Seller's portion of the InterNIC assignment procedure and forward the completed template to whatZnew (or any other assignment procedure reasonably specified by InterNIC at the time of the assignment) within three (3) business days of receipt of the Cash Consideration for the transfer of the domain names listed in Exhibit A. Seller agrees to execute and deliver all documents requested by whatZnew or InterNIC and assist whatZnew in any reasonable manner to obtain, perfect and enforce, for the benefit of whatZnew, whatZnew rights, title and interest in any and all countries, in and to the domain name listed in Exhibit A, including, without limitation, compliance with any requests for documentation and any other information requested by InterNIC to complete the transfer of the registration of the domain names from Seller to whatZnew.

         5.4 ACCESS TO INFORMATION. Seller will make available to whatZnew and whatZnew's agents and representatives all information concerning the Assets as may be reasonably requested by whatZnew.

         5.5 CONFIDENTIALITY. Each party acknowledges that in the course of the negotiations leading to this Agreement and performance of this Agreement, it may obtain the Confidential Information of the other party. The Receiving Party will, at all times, both during the term of this Agreement and thereafter until the twelve month anniversary of the Closing Date, keep in confidence and trust all of the Disclosing Party's Confidential Information received by it. The Receiving Party will not use the Confidential Information of the Disclosing Party other than as expressly permitted under the terms of this Agreement or by a separate written agreement. The Receiving Party will take all reasonable steps to prevent unauthorized disclosure or use of the Disclosing Party's Confidential Information and to prevent it from falling into the public domain or into the possession of unauthorized persons. The Receiving Party will not disclose Confidential Information of the Disclosing Party to any person or entity other than its officers or employees (or outside legal or accounting advisors) who need access to such Confidential Information in order to effect the intent of this Agreement and who have entered into confidentiality agreements with such person's employer or who are subject to ethical restrictions on disclosure which protects the Confidential Information of the Disclosing Party. The Receiving Party will immediately give notice to the Disclosing Party of any unauthorized use or disclosure of Disclosing Party's Confidential Information. The Receiving Party agrees to assist the Disclosing Party to remedy such unauthorized use or disclosure of its Confidential Information. These obligations will not apply to the extent that Confidential Information includes information which:

         (a) is already known to the Receiving Party at the time of disclosure, which knowledge the Receiving Party will have the burden of proving;

         (b) is, or, through no act or failure to act of the Receiving Party becomes, publicly known;

         (c) is received by the Receiving Party from a third party without restriction on disclosure (so long as such third party is not itself violating a confidentially obligation by making such disclosure);

         (d) is independently developed by the Receiving Party without reference to the Confidential Information of the Disclosing Party, which independent development the Receiving Party will have the burden of proving;

         (e) is approved for release by written authorization of the Disclosing Party; or

         (f) is required to be disclosed by a government agency to further the objectives of this Agreement or by a proper order of a court of competent jurisdiction; provided, however that the Receiving Party will use its best efforts to minimize such disclosure and will consult with and assist the Disclosing Party in obtaining a protective order prior to such disclosure.

         5.6 NO PUBLIC ANNOUNCEMENT. The parties will make no public announcement concerning this Agreement, their discussions or any other memos, letters or agreements between the parties relating to the sale of the Assets until such time as they agree to the contents of a mutually satisfactory press release. The parties agree to act reasonably in this regard.

         5.7 FURTHER ASSURANCES. Prior to and following the Closing, each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                                    SECTION 6
                                     GENERAL

         6.1 EXPENSES. The parties will each pay their own legal, accounting and other professional expenses, including the fees of any broker or finder, in connection with the transactions contemplated hereby.

         6.2 ENTIRE AGREEMENT. This Agreement and any exhibits constitute the entire agreement between whatZnew and Seller and supersede any prior or contemporaneous communication, representations or agreements between the parties, whether oral or written, regarding the subject matter of this Agreement. The terms and conditions hereof may only be modified in writing signed by all parties to the Agreement.

         6.3 INFORMATION. Any information disclosed by a party in this Agreement (including Exhibits and Schedules thereto) will be treated as having been disclosed in connection with each representation and warranty made by that party in this Agreement.

         6.4 ASSIGNMENT. Neither this Agreement nor any right of any party under it may be assigned without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that whatZnew may assign its rights under this Agreement following the Effective Date to any party that acquires whatZnew through a merger or consolidation, or a purchase of all or substantially all of whatZnew's assets.

         6.5 NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and will be deemed effective when delivered in person, when sent by confirmed facsimile, if promptly confirmed in writing, on the third day after the day on which mailed by first class mail from within the United States of America, or the day following delivery to a national overnight courier service to the following addresses or to such other address as either party may specify in writing to the other party in accordance with the provisions of this Section 6.5:




If to whatZnew:                             With a copy to:

whatZnew.com                                Reuben James Becker, Esq.
7428 Redwood Blvd., First Floor             591 Redwood Highway, Suite 1200
Novato, CA  94945                           Mill Valley, CA 94941
Attn.:  David Russell

If to Seller:                                        With a copy to:

eMarketplace                                ___________________________
255 West Julian Street                      ___________________________
San Jose, CA  95110                         ___________________________
Attn:  Robert Wallace                       ___________________________

         6.6 GOVERNING LAW. This Agreement will be governed by, and construed under, the laws of the State of California. The parties hereto agree to submit to the personal, but not exclusive, jurisdiction of the state and federal courts in the County of Marin, California with respect to the enforcement or interpretation of this Agreement or the parties' obligations hereunder, including without limitation Section 6.8.

         6.7 ARBITRATION. Any controversy or claim arising out of or relating to the interpretation or enforcement of this Agreement, or the breach thereof, shall be settled by binding arbitration (such as JAMS/Endispute or another private arbitrator or service, but specifically excluding the American Arbitration Association). Venue for any arbitration shall be in San Francisco, California. In the event of a dispute regarding the enforcement or interpretation of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys fees and costs incurred from the inception of the dispute.

         6.8 SURVIVAL OF CERTAIN PROVISIONS: The warranties, indemnification obligations, and privacy requirements set forth in the Agreement shall survive the termination of the Agreement by either party for any reason. -

         6.9 ATTORNEYS' FEES. In any litigation relating to this Agreement, including litigation with respect to any instrument, document or agreement made under or in connection with this Agreement, the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees and expenses.

         6.10 AMENDMENT. This Agreement may be amended only by a document in writing signed by whatZnew and Seller.

         6.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

6.12 SEVERABILITY: Should any provision or part of any provision of this Agreement be found to be void or unenforceable, such provision, or part thereof, shall be deemed omitted and the balance of the terms and provisions of this Agreement, with such void or unenforceable provision(s) or part thereof omitted, shall remain in full force and effect.

         6.13 NO RIGHTS CONFERRED UPON THIRD PARTIES. No provisions of this Agreement are intended or shall be interpreted to provide or create any rights of any kind in any third party unless specifically provided otherwise herein, and, except as so provided, all provisions hereof shall be personal solely to the parties to this Agreement.

         6.14 HEADINGS. The titles and headings of the various sections and paragraphs hereof are intended solely for reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions in this Agreement.

IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the date shown on the first page hereof.


                                  WHATZNEW.COM


                                  By: /s/ DAVID RUSSELL
                                      ----------------------
                                          David Russell
                                          President/CEO


                                  EMARKETPLACE


                                  By: /s/ ROBERT WALLACE
                                      ----------------------
                                          Robert Wallace
                                          Chairman

                                    EXHIBIT A

                       TECHSTORE AND OFFICE EXPRESS ASSETS


  1.     STOCK
         All TechStore and Office Express common and preferred stock.

  2. TRADEMARKS AND DOMAIN NAMES: TECHSTORE.COM; OFFICEEXPRESS.COM; OFFICEXPRESS.COM; OFFICENEXTDAY.COM; OFFICETOWN.COM; OFFICEQUICK.COM; FORTHEOFFICE.COM; 4THEOFFICE.COM; FORYOUROFFICE.COM; 4YOUROFFICE.COM; OFFICEJUNGLE.COM

  3.     WEBSITES
         o    All source code for TechStore and Office Express websites

         o All hardware and software supporting web sites owned and/or operated by TechStore

  4.     CUSTOMER DATABASE
         o Exclusive ownership of the complete customer database of TechStore, Office Express and any other endeavor of TechStore

  5.     OTHER ASSETS
         o    All receivables
         o    All office equipment
         o    All vendor receivable relationships
         o    All cash on deposit in all bank accounts

                                    EXHIBIT B

                    TECHSTORE AND OFFICE EXPRESS LIABILITIES


ACCOUNTS PAYABLE                   CURRENT       1 - 30     31 - 60   61 - 90      > 90         TOTAL
                                --------------  ----------  --------  ---------  ----------  ------------
 CITIBUSINESS CARD                   7,755.62        0.00      0.00       0.00        0.00      7,755.62
 CNET NETWORKS, INC.                     0.00    6,156.00      0.00       0.00        0.00      6,156.00
 CYBERSOURCE CORPORATION                 0.00      775.64      0.00       0.00        0.00        775.64
 DEALTIME.COM, INC.                    182.75        0.00      0.00       0.00        0.00        182.75
 DEREK WALL (MAY PMT)                7,500.00      -24.86      0.00       0.00        0.00      7,475.14
 DUN & BRADSTREET                        0.00       10.45      0.00       0.00        0.00         10.45
 FIRST USA VISA                          0.00      130.78      0.00       0.00        0.00        130.78
 PACIFIC BELL                            0.00      338.47      0.00       0.00        0.00        338.47
 PRICEGRABBER.COM                    1,239.00        0.00      0.00       0.00        0.00      1,239.00
 STRATEGY                            6,834.40        0.00      0.00       0.00        0.00      6,834.40
 UNITED STATIONERS SUPPLY                0.00      -17.16      0.00       0.00        0.00        -17.16
                                  -----------    --------   -------   --------    --------   -----------
TOTAL                               23,511.77    7,369.32      0.00       0.00        0.00     30,881.09
                                  ===========    ========   =======   ========    ========   ===========


 MOSHEN AMINIFARD LOAN                                                                          $100,000
 DEUTSCHE FINANCIAL SERVICES                                                                    $250,000revolving
 SALES TAXES PAYABLE                                                                              $9,480
 CREDIT CARDS (AS OF 3/31/01)                                                                    $35,814revolving
 LEASE PAYABLE                                                                                    $1,717
                                                                                             -----------
                                                                                     TOTAL      $427,892
                                                                                             ===========

                                    EXHIBIT C

                               MATERIAL CONTRACTS

WELLS FARGO BANK
TS     Checking        002-9207222
TS     MRA             640-1621925
OE     Checking        058-8565622

MERCHANT SERVICES
TS     Visa/MC         226-170-360-995
TS     Amex            504-228-9819
TS     Discover        601101051410924
OE     Visa/MC         226-170-370-994
OE     Amex            504-278-1948
OE     Discover        601101006812810

DEUSTCHE FINANCIAL SERVICES
                       60062

TECH DATA CORPORATION
                       1096977

UNITED STATIONERS SUPPLY
                       951328

BOARD OF EQUALIZATION SELLER'S PERMIT
       TS              SR JHD 97-270331
       OE              SR JHD 97-619644

EMPLOYER IDENTIFICATION NUMBERS
TS     FEIN            68-0444893
TS     EDD             441-2361-0
TS     Corp.           2208040
OE     FEIN            68-0435943
OE     EDD             452-7189-7
OE     Corp.           2181213

                                    EXHIBIT D

                                  BILL OF SALE,
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

This Bill of Sale, Assignment and Assumption Agreement is executed and delivered by eMarketplace, Inc., a Delaware corporation ("Seller") and whatZnew.com, a California corporation ("whatZnew"), pursuant to the Purchase Agreement, dated as of April 30, 2001, between Seller and whatZnew (the "Purchase Agreement"). In accordance with the terms of the Purchase Agreement, Seller has agreed to sell, and whatZnew has agreed to buy, one hundred percent (100%) of the common and preferred stock of TechStore and Office Express and the assets of these corporations, as listed in Exhibit A attached hereto (the "Assets").

         NOW, THEREFORE, pursuant to the Purchase Agreement, and in consideration of these premises, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed that:

         1. CONVEYANCE. Seller does hereby sell, assign, transfer, convey and deliver to whatZnew, all right, title and interest in and to the Assets.

         2. ACCEPTANCE AND ASSUMPTION. whatZnew hereby accepts the foregoing transfer and assignment of Assets and hereby assumes and agrees to pay, fully satisfy and perform all of Seller's obligations under the Material Contracts, pursuant to SECTION 1.3 of the Asset Purchase Agreement as such obligations become due and payable or performable.

         3. GOVERNING LAW. This Bill of Sale, Assignment and Assumption Agreement will be governed by the laws of the State of California.

         IN WITNESS WHEREOF, Seller and whatZnew have caused this Bill of Sale, Assignment and Assumption Agreement to be executed effective on this 30th day of April, 2001.
                                  WHATZNEW.COM


                                  By: /s/ DAVID RUSSELL
                                      -------------------------------
                                      David Russell, President


                                  EMARKETPLACE


                                  By: /s/ ROBERT WALLACE
                                      -------------------------------
                                      Robert Wallace, Chairman

                                  SCHEDULE 2.6

         IC Direct has threatened litigation with regard to a proposed acquisition by Techstore and eMarketplace. The Company views this as non-meritorious basis upon written agreements, but cannot guarantee a suit will not be filed.

5/10/01


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